UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

Appreciate Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39758	83-2426917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6101 Baker Road, Suite 200 Minnetonka, MN	55345
(Address of principal executive offices)	(Zip Code)

(952) 470-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SFR	The Nasdaq Stock Market LLC
Warrants to purchase Class A Common Stock, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SFRWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported by Appreciate Holdings, Inc. (the “Company”) in its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on May 17, 2023, the Company was unable to file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023 (the “Form 10-Q”) within the prescribed time period without unreasonable effort or expense.

On May 18, 2023, the Company received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”) because it has not timely filed the Form 10-Q with the SEC. The Rule requires listed companies to timely file all required periodic reports with the SEC. The Notice has no immediate effect on the listing or trading of the Company’s securities. However, if the Company fails to timely regain compliance with the Rule, the Company’s securities will be subject to delisting from Nasdaq.

As previously reported by the Company in its Form 8K filed with the SEC on April 25, 2023, the Company received a similar Notice on April 19, 2023 from Nasdaq because it had not timely filed its Form 10-K. Under Nasdaq rules, the Company has 60 calendar days from receipt of the initial Notice received on April 19, 2023 or until June 20, 2023, to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company’s plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Form 10-K, or until October 16, 2023, to regain compliance. However, there can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that the Company will be able to regain compliance within any extension period granted by Nasdaq. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel.

Item 8.01. Other Events

On May 19, 2023, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Appreciate Holdings, Inc.

Date: May 19, 2023	By:	/s/ Christopher Laurence
	Name:	Christopher Laurence
	Title:	Chief Executive Officer

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